UMB SCOUT FUNDS

                       Supplement dated December 29, 2003
                                     to the
  Prospectus and Statement of Additional Information dated October 31, 2003 for the various
                                 UMB Scout Funds

This Supplement updates certain information contained in the UMB Scout Funds Prospectus dated October 31, 2003. You should keep this Supplement with your Prospectus for future reference. Additional copies of the Prospectus may be obtained free of charge by calling 1-800-996-2862.

The first sentence of the paragraph under "UMB Scout Small Cap Fund" on page 22 is hereby amended to read as follows: "David R. Bagby, Jason Votruba and Adrianne Valkar are co-portfolio managers of the Fund." In addition, the following sentences are hereby added at the end of such paragraph: "Ms. Valkar joined UMB Bank in 1994 and the Adviser in 2001. She earned her undergraduate degree from Friends University and her graduate degree from Baker University. Ms. Valkar is a member of the American Business Women's Association. Mr. Votruba and Ms. Valkar have been serving as portfolio managers of the UMB Scout Small Cap Fund since their respective tenures with the Adviser began."

The third sentence of the "Redemption Fee" section on page 39 is hereby amended to read as follows: "The redemption fee will not apply to accounts for which UMB Bank, n.a. serves as custodian, trustee or in any other fiduciary capacity or to employer-sponsored retirement plans such as 401(k) plans; it will, however, apply to custody, trust or other fiduciary accounts held directly at the Funds."

The asterisk which follows the Technology Fund in the list of UMB Scout Funds located in the upper left corner of the back cover of the Prospectus is hereby deleted, and is instead inserted following the Kansas Tax-Exempt Bond Fund.